EXHIBIT 99.1
JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)
This Joint Filing Agreement is made pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 (the “Act”) by and among the parties listed below, each referred to herein as a "Joint Filer." The Joint Filers agree that a statement of beneficial ownership as required by Section 13(d) of the Act and the Rules thereunder may be filed on each of their behalf on Schedule 13G with respect to their ownership of common units representing limited partner interests of Kimbell Royalty Partners, LP and that said joint filing may thereafter be amended by further joint filings. The Joint Filers state that they each satisfy the requirements for making a joint filing under Rule 13d-1. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.
IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 4th day of November 2020.
SPRINGBOK ENERGY PARTNERS II HOLDINGS, LLC

By:	/s/ Ryan Watts
Name:	Ryan Watts
Title:	President and Chief Executive Officer

NGP XI MINERAL HOLDINGS, LLC

By:	/s/ Christopher G. Carter
Name:	Christopher G. Carter
Title:	Authorized Person

NGP XI U.S. HOLDINGS, L.P.
By:	NGP XI Holdings GP L.L.C., its general partner

By:	/s/ Christopher G. Carter
Name:	Christopher G. Carter
Title:	Authorized Person

NGP XI HOLDINGS GP L.L.C.

By:	/s/ Christopher G. Carter
Name:	Christopher G. Carter
Title:	Authorized Person

NGP NATURAL RESOURCES XI, L.P.
By:	GFW XI, L.P., its general partner
By:	GFW XI, L.L.C., its general partner

By:	/s/ Christopher G. Carter
Name:	Christopher G. Carter
Title:	Authorized Person

GFW ENERGY XI, L.P.
By:	GFW XI, L.L.C., its general partner

By:	/s/ Christopher G. Carter
Name:	Christopher G. Carter
Title:	Authorized Person

GFW XI, L.L.C.

By:	/s/ Christopher G. Carter
Name:	Christopher G. Carter
Title:	Authorized Person

NGP ENERGY CAPITAL MANAGEMENT, L.L.C.

By:	/s/ Christopher G. Carter
Name:	Christopher G. Carter
Title:	Authorized Person